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                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                           Tender of All Outstanding
                         7 1/2% Senior Notes due 2009
                                in exchange for
                       New 7 1/2% Senior Notes due 2009

                                      of

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

   Registered holders of outstanding 7 1/2% senior notes due 2009 (the "outstanding notes") who wish to tender their outstanding notes in exchange for a like principal amount of new 7 1/2% senior notes due 2009 (the "new notes") and whose outstanding notes are not immediately available or who cannot deliver their outstanding notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank National Association (the "Exchange Agent") prior to the Expiration Date (as defined below), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange
Offer--Procedures for Tendering" in the prospectus dated       , 2002 of The
Kansas City Southern Railway Company (the "prospectus").

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON       , 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME
 MAY BE EXTENDED, THE "EXPIRATION DATE").

                 The Exchange Agent for the Exchange Offer is:

                        U.S. Bank National Association

For Overnight Delivery, Delivery by Hand or Delivery by Registered or Certified
                                     Mail:

                            U.S. Bank Trust Center
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                     Attention: Specialized Finance Group

                           By Facsimile Transmission
                       (For eligible institutions only):

                                (651) 244-1537

                     Confirm facsimile by telephone only:

                                (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

   The undersigned hereby tenders for exchange to the Company, upon the terms and subject to the conditions set forth in the prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of outstanding notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on         , 2002, unless extended by
the Issuer and the Note Guarantors. The term "Expiration Date" shall mean 5:00
p.m., New York City time, on         , 2002, unless the Exchange Offer is
extended as provided in the prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   Signature

_______________________________________________________________________________
                                             Date: __________________________

_______________________________________________________________________________
                                             Date: __________________________
              (Signature(s) of holder(s) or Authorized Signatory)

Area Code and Telephone Number: _____________________________________________

Name(s): ____________________________________________________________________

        _______________________________________________________________________
                                (Please Print)

Capacity (full title), if signing in a fiduciary or representative capacity:

_______________________________________________________________________________

Address: ____________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Taxpayer Identification or Social Security No.: _____________________________

Principal Amount of Outstanding Notes Tendered (must be in integral multiples of $1,000):

_______________________________________________________________________________

Certificate Number(s) of Outstanding Notes (if available): __________________

Aggregate Principal Amount Represented by Certificate(s): ___________________

If outstanding notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: _________________________________________________________

Transaction Number: _________________________________________________________

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                             GUARANTEE OF DELIVERY
                   (Not to be used for Signature Guarantee)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the outstanding notes (or a confirmation of book-entry transfer of such outstanding notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm: _______________________________________________________________
                                            ___________________________________
                                            (Authorized Signature)

Address: ____________________________________________________________________
                                            Title: __________________________

_______________________________________________________________________________
                                            Name: ___________________________
(Zip Code)
                                                  (Please type or print)

Area Code and Telephone No.: ________________________________________________
                                            Date: ___________________________

Note: Do not send outstanding notes with this Notice of Guaranteed Delivery. Outstanding notes should be sent with your Letter of Transmittal.